UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 19, 2008


                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                     NEVADA
                             ----------------------
                 (State or other jurisdiction of incorporation)



          1-14244                                       84-1214736
----------------------------------------   -------------------------------------
    (Commission File Number)                (I.R.S. Employer Identification No.)


    1111 EAST TAHQUITZ CANYON WAY, SUITE 110, PALM SPRINGS, CALIFORNIA 92262
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               (Address of principal executive offices) (Zip Code)

                                 (760) 327-5284
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              (Registrant's telephone number, including area code)

                       -----------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

SECTION 2.  FINANCIAL INFORMATION

         Item 2.01.  Completion of Acquisition of Disposition of Assets.

         On June 19, 2008 (the "Closing"), Environmental Service Professionals, Inc., a Nevada corporation (the "Company") completed the closing of a stock purchase agreement (the :SPA") with Porter Valley Software, Inc., a California corporation ("PVS"), Keith Swift, an individual who owns 50% of the total issued and outstanding stock of PVS ("KS"), and Lorne Steiner, an individual who owns 50% of the total issued and outstanding stock of PVS ("LS"). Pursuant to the SPA, the Company acquired 100% of the total issued and outstanding stock of PVS from KS and LS in consideration for 650,000 shares of the Company's common stock, issuable in installments over time, plus $400,000 in cash, payable in installments over time. A copy of the Stock Purchase Agreement is attached to this Report as Exhibit 99.1.

SECTION 9.  FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (d)      Exhibits

                  99.1. Stock Purchase Agreement with Porter Valley Software, a California corporation dated as of May 1, 2008.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
                                          (Registrant)

Date:  June 24, 2008


                           /s/  Edward Torres, Chief Executive Officer
                           -------------------------------------------
                           Edward Torres, Chief Executive Officer